                                                                    EXHIBIT 99.1


                           ARTICLES OF INCORPORATION

                                      OF

                           CAPITOL BANK OF COMMERCE


KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we do hereby certify:

                                   ARTICLE I
                                   ---------
                                     NAME
                                     ----
     That the name of the corporation is: CAPITOL BANK OF COMMERCE.

                                  ARTICLE II
                                  ----------
                                   PURPOSES
                                   --------
     The purposes for which this corporation is formed are:

     A. The specific business in which the corporation is primarily to engage is the business of banking.

     B.  Commercial Bank.  To engage in, conduct and transact the business of a
         ---------------
commercial bank as defined and provided for in the Banking Law of the State of California, and to assume all the duties and to have, exercise, enjoy and possess all the functions, rights, powers, franchises and privileges which a commercial bank may now or hereafter be authorized or empowered

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by the Banking Law or any other law of the State of California to assume, have, exercise, enjoy or possess.

     C.  Safe Deposit Department.  To engage in and conduct a safe deposit
         -----------------------
department, and in the conducting of such safe deposit department to store and hold for others securities and other personal property and to maintain vaults, safes and receptacles for the storage, safe depositing and safe keeping of securities and other personal property, and to rent and hire such safes and receptacles to others upon such terms and conditions as the corporation may deem advisable.

     D.  Branches.  To establish, maintain and conduct branches as and in the
         --------
manner authorized by law or as or in any manner that may be authorized or permitted by law hereafter.

     E.  General.  And generally to do any and all acts and things that a
         -------
commercial bank organized under the laws of the State of California may lawfully do.

                                  ARTICLE III
                                  -----------
                               PRINCIPAL OFFICE
                               ----------------
     The County in the State of California where the principal office for the transaction of business of this corporation is to be located in the County of Sacramento.

                                  ARTICLE IV
                                  ----------
                                    CAPITAL
                                    -------
     That the total number of shares of this corporation shall be 600,000 shares of common stock of $6.25 par value per share

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for an aggregate value of $3,750,000; that all of said shares shall be common stock and shall have full voting rights, one vote to each such share, and that from time to time the common stock may be increased, according to law, and may be issued in such amounts and proportions as shall be determined by the Board of Directors, and as may be permitted by law.

     The common stock of this corporation shall be subject to assessment by the Board of Directors upon order of the Superintendent of Banks of the State of California for the purpose of restoring an impairment or reduction of capital in the manner provided by the Banking Law of the State of California.

                                   ARTICLE V
                                   ---------
                                   DIRECTORS
                                   ---------

     That the number of directors of said corporation shall be eleven (11), and that the names and addresses of the persons who are appointed to act as the First Directors of this corporation are as follows:


            NAME                          ADDRESS
            ----                          -------
     CARLTON Z. ADAMS                     1712 Woodacre Court
                                          Carmichael, CA 95608

     CARROLL E. BROCK                     7739 Bloom Way
                                          Citrus Heights, CA 95610

     CHARLES C. CHATFIELD                 9000 Oak Avenue
                                          Orangevale, CA 95662

     WILLIAM H. COLLARD                   75 Breckenwood Way
                                          Sacramento, CA 95825

     MORTON L. FRIEDMAN                   1620 McLaren Drive
                                          Carmichael, CA 95608


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

     JOHN E. KIPP, JR.                     363 Mt. View Drive
                                           Folsom, CA 95630

     EDWARD L. LAMMERDING                  2308 West LaLoma Drive
                                           Rancho Cordova, CA 95670

     FRANK C. RAMOS                        1501 Acorn Court
                                           West Sacramento, CA 95691

     TOM TAKEHARA                          4250 Guildford Court
                                           Sacramento, CA 95825

     FOREST L. TAYLOR                      2301 West LaLoma Drive
                                           Rancho Cordova, CA 95670

     HOWARD M. TURNER                      2768 13th Street
                                           Sacramento, CA 95818


     That the number of directors may be changed by a By-Law duly adopted by the shareholders, specifying the number of directors.

     IN WITNESS WHEREOF, we, as incorporators, and named hereinabove as directors, have hereunto set our hands and seals as such incorporators and directors in the County of Sacramento, State of California, this 22nd day of December, 1975.

                                         /s/ Carlton Z. Adams
                                      ------------------------------
                                      Carlton Z. Adams



                                         /s/ Carroll E. Brock
                                      ------------------------------
                                      Carroll E. Brock



                                         /s/ Charles C. Chatfield
                                      ------------------------------
                                      Charles C. Chatfield



                                         /s/ William H. Collard
                                      ------------------------------
                                      William H. Collard

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                                         /s/ Morton L. Friedman
                                      ------------------------------
                                      Morton L. Friedman



                                         /s/ John E. Kipp, Jr.
                                      ------------------------------
                                      John E. Kipp, Jr.



                                         /s/ Edward L. Lammerding
                                      ------------------------------
                                      Edward L. Lammerding



                                         /s/ Frank C. Ramos
                                      ------------------------------
                                      Frank C. Ramos



                                         /s/ Tom Takehara
                                      ------------------------------
                                      Tom Takehara



                                         /s/ Forest L. Taylor
                                      ------------------------------
                                      Forest L. Taylor



                                         /s/ Howard M. Turner
                                      ------------------------------
                                      Howard M. Turner


STATE OF CALIFORNIA
COUNTY OF SACRAMENTO

     On this 22nd day of December 1975, before me, the undersigned, a Notary Public in and for the State of California, residing therein, duly commissioned and sworn, personally appeared CARLTON Z. ADAMS, CARROLL E. BROCK, CHARLES C. CHATFIELD, WILLIAM H. COLLARD, MORTON L. FRIEDMAN, JOHN E. KIPP, JR., EDWARD L. LAMMERDING, FRANK C. RAMOS, TOM TAKEHARA, FOREST L. TAYLOR, and HOWARD M. TURNER, known to me to be the

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persons whose names are subscribed to the foregoing ARTICLES OF INCORPORATION, as incorporators, who are also named therein as Directors, and they duly acknowledge to me that they executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal at Sacramento, California, the day and year first above written.

                                         /s/ Catherine E. LaShells
                                      ------------------------------
                                              [NOTARIAL SEAL]

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